Exhibit 99.1

LETTER OF TRANSMITTAL

for

Tender of all Outstanding

5% Senior Notes due July 15, 2022

Issued on March 14, 2012

in Exchange for 5% Senior Notes due July 15, 2022

that have been registered under

the Securities Act of 1933, as amended,

of

VIDEOTRON LTD.

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON

, 2012 (THE “EXPIRATION DATE”), UNLESS THE OFFER IS

EXTENDED BY VIDEOTRON LTD. IN ITS SOLE DISCRETION.

The Exchange Agent for the Exchange Offer is:

WELLS FARGO BANK, NATIONAL ASSOCIATION

Deliver to:

Registered and Certified Mail:	Regular Mail or Courier:	In Person by Hand Only:

Wells Fargo Bank, National Association Corporate Trust Operations MAC N9303-121 P.O. Box 1517 Minneapolis, MN 55480	Wells Fargo Bank, National Association Corporate Trust Operations MAC N9303-121 6th St & Marquette Avenue Minneapolis, MN 55479	Wells Fargo Bank, National Association Corporate Trust Services Northstar East Building – 12th Floor 608 Second Avenue South Minneapolis, MN 55402

OR

Facsimile: (612) 667-6282 Toll-free telephone: 1-800-344-5128

DELIVERY TO AN ADDRESS OTHER THAN THE DEPOSITORY TRUST COMPANY (ATOP)

OR AS SET FORTH IN THIS LETTER OF TRANSMITTAL OR TRANSMISSION OF

INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET

FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

The undersigned acknowledges that he or she has received and reviewed the Prospectus dated                 , 2012 (the “Prospectus”) of Videotron Ltd. (“Videotron”) and this letter of transmittal, which together constitute Videotron’s offer (the “Exchange Offer”) to exchange, without novation, $1,000 in stated amount at maturity of a new series of 5% Senior Notes due July 15, 2022 (the “Exchange Notes”) of Videotron for each $1,000 in stated amount at maturity of outstanding 5% Senior Notes due July 15, 2022 issued on March 14, 2012 (the “Initial Notes”) of Videotron. The terms of the Exchange Notes are identical in all material respects (including stated amount at maturity, interest rate and maturity) to the terms of the Initial Notes for which they may be exchanged pursuant to the Exchange Offer, except that the Exchange Notes will have been registered under the Securities Act of 1933, as amended (the “Securities Act”), and, therefore, will not bear legends restricting their transfer.

The Initial Notes are guaranteed (the “Initial Guarantees”) by the Guarantors (as described in the Prospectus) and the Exchange Notes will be guaranteed (the “Exchange Guarantees”) by the Guarantors. Under the terms and subject to the conditions set forth in the Prospectus and this letter of transmittal, the Guarantors offer to issue the Exchange Guarantees with respect to all Exchange Notes issued in the Exchange Offer in exchange for the Initial Guarantees of the Initial Notes for which such Exchange Notes are issued in the Exchange Offer. Throughout this Letter of Transmittal, unless the context otherwise requires and whether so expressed or not, references to the “Exchange Notes” include the Guarantors’ offer to exchange the Exchange Guarantees for the Initial Guarantees, references to the “Exchange Notes” include the related Exchange Guarantees and references to the “Initial Notes” include the related Initial Guarantees.

This letter of transmittal is to be used by Holders (as defined below) if: (i) certificates representing Initial Notes are to be physically delivered to the Exchange Agent with this letter of transmittal by Holders; (ii) tender of Initial Notes is to be made by book-entry transfer to the Exchange Agent’s account at The Depository Trust Company (“DTC”) by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Initial Notes (such participants, acting on behalf of Holders, are referred to in this letter of transmittal, together with such Holders, as “Acting Holders”); or (iii) tender of Initial Notes is to be made according to the guaranteed delivery procedures.

DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

If delivery of the Initial Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC as set forth in clause (ii) in the immediately preceding paragraph, this letter of transmittal need not be manually executed; provided, however, that tenders of Initial Notes must be effected in accordance with the procedures mandated by DTC’s Automated Tender Offer Program (“ATOP”). If tender is being made by book-entry transfer, the Holder must have an Agent’s Message (as defined below) delivered in lieu of this letter of transmittal.

Unless the context requires otherwise, the term “Holder” for purposes of this letter of transmittal means: (i) any person in whose name Initial Notes are registered on the books of Videotron or any other person who has obtained a properly completed bond power from the registered Holder, or (ii) any participant in DTC whose Initial Notes are held of record by DTC who desires to deliver such Initial Notes by book-entry transfer at DTC.

The undersigned has completed, executed and delivered this letter of transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

The instructions included with this letter of transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this letter of transmittal and the Notice of Guaranteed Delivery may be directed to the Exchange Agent.

HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR INITIAL NOTES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY.

YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT, WHOSE ADDRESS AND TELEPHONE NUMBER APPEAR ON THE FRONT PAGE OF THIS LETTER OF TRANSMITTAL.

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE

COMPLETING THE BELOW.

List below the Initial Notes to which this letter of transmittal relates. If the space provided below is inadequate, the Certificate Numbers and Stated Amounts at Maturity should be listed on a separate signed schedule affixed hereto. Tenders of Initial Notes will be accepted only in authorized denominations of $1,000.

DESCRIPTION OF INITIAL NOTES
Name(s) and Address(es) of Registered Holder(s) (Please fill in)	Certificate Number(s)* (Attach signed list if necessary)	Aggregate Stated Amount at Maturity Tendered (if less than all)**

TOTAL STATED AMOUNT AT MATURITY OF INITIAL NOTES TENDERED

*	Need not be completed by Holders tendering by book-entry transfer.
**	Need not be completed by Holders who wish to tender with respect to all Initial Notes listed. See Instruction 2.

☐	CHECK HERE IF TENDERED INITIAL NOTES ARE BEING DELIVERED BY DTC TO THE EXCHANGE AGENT’S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution

DTC Book-Entry Account

Transaction Code No.

Holders of Initial Notes that are tendering by book-entry transfer to the Exchange Agent’s account at DTC can execute the tender through DTC’s ATOP, for which the transaction will be eligible. DTC participants that are accepting the Exchange Offer must transmit their acceptances to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent’s account at DTC. DTC will then send a computer-generated message (an “Agent’s Message”) to the Exchange Agent for its acceptance in which the holder of the Initial Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this letter of transmittal, and the DTC participant confirms on behalf of itself and the beneficial owners of such Initial Notes all provisions of this Letter of Transmittal (including any representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this letter of transmittal to the Exchange Agent. Each DTC participant transmitting an acceptance of the Exchange Offer through the ATOP procedures will be deemed to have agreed to be bound by the terms of this letter of transmittal. Delivery of an Agent’s Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a letter of transmittal by the participant identified in the Agent’s Message. DTC participants may also accept the Exchange Offer by submitting a Notice of Guaranteed Delivery through ATOP.

Holders who wish to tender their Initial Notes and (i) whose Initial Notes are not immediately available, or (ii) who cannot deliver their Initial Notes, the letter of transmittal or any other required documents to the Exchange Agent prior to the Expiration Date, or cannot complete the procedure for book-entry transfer on a timely basis, may effect a tender according to the guaranteed delivery procedures and must also complete the Notice of Guaranteed Delivery.

☐	CHECK HERE IF TENDERED INITIAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Holder(s) of Initial Notes

Window Ticket No. (if any)

Date of Execution of Notice of Guaranteed Delivery

Name of Eligible Institution That Guaranteed Delivery

If Delivered by Book-Entry Transfer: Name of Tendering Institution

Account No.

Transaction Code No.

☐	CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE INITIAL NOTES FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name

Address

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Initial Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes received in respect of such Initial Notes pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. A broker-dealer may not participate in the Exchange Offer with respect to Initial Notes acquired other than as a result of market-making activities or other trading activities. Any broker-dealer who purchased Initial Notes from Videotron to resell pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act must comply with the registration and prospectus delivery requirements under the Securities Act.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to Videotron the stated amount at maturity of Initial Notes described above. Subject to, and effective upon, the acceptance for exchange of the Initial Notes tendered herewith, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, Videotron all right, title and interest in and to such Initial Notes as are being tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent also acts as the agent of Videotron and as Trustee under the Indenture for the Initial Notes and the Exchange Notes) to cause the Initial Notes to be assigned, transferred and exchanged.

The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Initial Notes and to acquire Exchange Notes issuable upon the exchange of such tendered Initial Notes, and that, when the same are accepted for exchange, Videotron will acquire good and unencumbered title to the tendered Initial Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or proxies. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Videotron to be necessary or desirable to complete the exchange, assignment and transfer of tendered Initial Notes.

The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption “The Exchange Offer – Conditions to the Exchange Offer.” The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by Videotron) as more particularly set forth in the Prospectus, Videotron may not be required to exchange any of the Initial Notes tendered hereby and, in such event, the Initial Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

By tendering, each Holder of Initial Notes represents to Videotron that:

(i)	the Exchange Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is such Holder,

(ii)	neither the Holder of Initial Notes nor any such other person has an arrangement or understanding with any person to participate in the distribution of the Exchange Notes,

(iii)	if the Holder or any such other person is not a broker-dealer or is a broker-dealer but will not receive Exchange Notes for its own account in exchange for Initial Notes, it is not engaged in and does not intend to participate in a distribution of the Exchange Notes and

(iv)	neither the Holder nor any such other person is an “affiliate” of Videotron within the meaning of Rule 405 under the Securities Act of 1933, as amended, or, if such person is such an “affiliate”, that such person may not rely on the applicable interpretations of the staff of the U.S. Securities and Exchange Commission set forth in no-action letters described under “The Exchange Offer – Resale of the Exchange Notes” in the Prospectus and will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

If the tendering Holder or any such other person is a broker-dealer (whether or not it is also an “affiliate” of Videotron within the meaning of Rule 405 under the Securities Act) that will receive Notes for its own account in exchange for Initial Notes, it represents that the Initial Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities, and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes. By acknowledging that it will deliver and by delivering a prospectus meeting the requirements of the Securities Act in connection with any resale of such Notes, the undersigned is not deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

For purposes of the Exchange Offer, Videotron shall be deemed to have accepted validly tendered Initial Notes when, as and if Videotron has given oral or written notice of such acceptance to the Exchange Agent and complied with the applicable provisions of the Registration Rights Agreement. If any tendered Initial Notes are not accepted for exchange pursuant to the Exchange Offer for any reason or if Initial Notes are submitted for a greater stated amount at maturity than the Holder desires to exchange, such unaccepted or non-exchanged Initial Notes will be returned without expense to the tendering Holder of such Initial Notes (or, in the case of Initial Notes tendered by book-entry transfer into the Exchange

Agent’s account at the Book-Entry Transfer Facility pursuant to customary book-entry transfer procedures, such non-exchanged Initial Notes will be credited to an account maintained with such Book-Entry Transfer Facility) as promptly as practicable after the expiration or termination of the Exchange Offer.

All authority conferred or agreed to be conferred by this letter of transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation under this letter of transmittal shall be binding upon the undersigned’s heirs, personal representatives, successors and assigns.

The undersigned understands that tenders of Initial Notes pursuant to the instructions hereto and Videotron acceptance of such Initial Notes will constitute a binding agreement between the undersigned and Videotron upon the terms and subject to the conditions of the Exchange Offer.

Unless otherwise indicated under “Special Issuance Instructions,” please issue the certificates representing the Exchange Notes issued in exchange for the Initial Notes accepted for exchange, and return any Initial Notes not tendered or not exchanged, in the name(s) of the undersigned (or in either such event, in the case of Initial Notes tendered by DTC, by credit to the account at DTC). Similarly, unless otherwise indicated under “Special Delivery Instructions,” please send the certificates representing the Exchange Notes issued in exchange for the Initial Notes accepted for exchange and any certificates for Initial Notes not tendered or not exchanged (and accompanying documents as appropriate) to the undersigned at the address shown below the undersigned’s signature, unless, in either event, tender is being made through DTC. In the event that both “Special Issuance Instructions” and “Special Delivery Instructions” are completed, please issue the certificates representing the New Notes issued in exchange for the Initial Notes accepted for exchange, and return any Initial Notes not tendered or not exchanged, in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that Videotron has no obligation pursuant to the “Special Issuance Instructions” and “Special Delivery Instructions” to transfer any Initial Notes from the name of the registered Holder thereof if Videotron does not accept for exchange any of the Initial Notes so tendered.

SIGN HERE

(Please complete Form W-9 at the end of this letter of transmittal)

(TO BE COMPLETED BY ALL TENDERING HOLDERS OF OUTSTANDING

NOTES REGARDLESS OF WHETHER INITIAL NOTES ARE BEING

PHYSICALLY DELIVERED HEREWITH)

This letter of transmittal must be signed by the Holder(s) of Initial Notes exactly as their name(s) appear(s) on certificate(s) for Initial Notes or, if tendered by a participant in DTC, exactly as such participant’s name appears on a security position listing as the owner of Initial Notes, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this letter of transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity(ies)” and submit evidence satisfactory to Videotron of such person’s authority to so act. See Instruction 3. If the signature appearing below is not of the registered Holder(s) of the
Initial Notes, then the registered Holder(s) must sign a valid proxy.
X X Signature (s) of Holder (s) or Authorized Signatory	Date Date
Name (s): (Please Print)	Address: (Including Zip Code)
Capacity(ies):	Area Code and Telephone No.:
Taxpayer Identification or Social Security No(s):
SIGNATURE GUARANTEE (See Instruction 3) Certain Signatures Must Be Guaranteed by an Eligible Institution

(Name of Eligible Institution Guaranteeing Signatures)

(Address (including zip code) and Telephone Number (including area code) of the Firm)

(Authorized Signature)

(Printed Name)

(Title)
Dated:

SPECIAL ISSUANCE INSTRUCTIONS

(See Instruction 4)

To be completed ONLY if certificates for Initial Notes in a stated amount at maturity not tendered are to be issued in the name of, or the Exchange Notes issued pursuant to the Exchange Offer are to be issued in the name of, someone other than the person (s) whose signatures (s) appear (s) within this letter of transmittal or issued to an address different from that shown in the box entitled “Description of Initial Notes” within this letter of transmittal, or if Initial Notes tendered by book-entry transfer that are not accepted are maintained at DTC other than the account at DTC indicated above.

Name:

(Please Print)

Address:

(Include Zip Code)

(Tax Identification or Social Security No.)

(Daytime Area Code and Telephone Number)

(See Form W-9 at the end of this letter of transmittal)

SPECIAL ISSUANCE INSTRUCTIONS

(See Instruction 4)

To be completed ONLY if certificates for Initial Notes in a stated amount at maturity not tendered or not accepted for purchase or the Exchange Notes issued pursuant to the Exchange Offer are to be sent to someone other than the person (s) whose signatures(s) appear(s) within this letter of transmittal or to an address different from that shown in the box entitled “Description of Initial Notes” within this letter of transmittal or to be credited to an account maintained at DTC other than the account at DTC indicated above.

Name:

(Please Print)

Address:

(Include Zip Code)

(Tax Identification or Social Security No.)

(Daytime Area Code and Telephone Number)

(See Form W-9 at the end of this letter of transmittal)

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF

THE EXCHANGE OFFER

1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES. The certificates for the tendered Initial Notes (or a confirmation of a book-entry into the Exchange Agent’s account at DTC of all Initial Notes delivered electronically), as well as a properly completed and duly executed copy of this letter of transmittal or facsimile hereof and any other documents required by this letter of transmittal, must be received by the Exchange Agent at its address set forth on page 1 prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of the tendered Initial Notes, this letter of transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No letter of transmittal or Initial Notes should be sent to Videotron.

Holders who wish to tender their Initial Notes and (i) whose Initial Notes are not immediately available or (ii) who cannot deliver their Initial Notes, this letter of transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their Initial Notes and follow the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Initial Notes, the certificate number or numbers of such Initial Notes and the stated amount at maturity of Initial Notes tendered, stating that the tender is being made by such Notice of Guaranteed Delivery and guaranteeing that within three New York Stock Exchange trading days after the Expiration Date, this letter of transmittal (or a copy of this letter of transmittal), together with the certificate(s) representing the Initial Notes (or a confirmation of electronic mail delivery of book-entry into the Exchange Agent’s account at DTC) and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed letter of transmittal (or a copy of this letter of transmittal), as well as all other documents required by this letter of transmittal and the certificate(s) representing all tendered Initial Notes in proper form for transfer (or a confirmation of electronic mail delivery book-entry delivery into the Exchange Agent’s account at DTC), must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date. Any Holder of Initial Notes who wishes to tender Initial Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date.

All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Initial Notes will be determined by Videotron in its sole discretion, which determination will be final and binding. Videotron reserves the absolute right to reject any and all Initial Notes not properly tendered or any Initial Notes Videotron’s acceptance of which would, in the opinion of counsel for Videotron, be unlawful. Videotron also reserves the absolute right to waive any defects, irregularities or conditions of tender as to particular Initial Notes. Videotron’s interpretation of the terms and conditions of the Exchange Offer (including the instructions in this letter of transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Initial Notes must be cured within such time as Videotron shall determine. Although Videotron intends to notify Holders of defects or irregularities with respect to tenders of Initial Notes, neither Videotron, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Initial Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Initial Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Initial Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned without cost by the Exchange Agent to the tendering Holders of Initial Notes, unless otherwise provided in this letter of transmittal, as soon as practicable following the expiration or termination of the Exchange Offer.

2. PARTIAL TENDERS. If less than all Initial Notes are tendered, the tendering Holder should fill in the number of Initial Notes tendered in the third column of the chart entitled “Description of Initial Notes.” All Initial Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If not all Initial Notes are tendered, a certificate or certificates representing New Notes issued in exchange of any Initial Notes tendered and accepted will be sent to the Holder at its registered address, unless a different address is provided in the appropriate box in this letter of transmittal or unless tender is made through DTC, promptly after the Initial Notes are accepted for exchange.

3. SIGNATURE ON THE LETTER OF TRANSMITTAL; BOND POWER AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this letter of transmittal (or a copy of this letter of transmittal) is signed by the registered Holder(s) of the Initial Notes tendered herewith, the signature(s) must correspond with the name(s) as written on the face of the Initial Notes without alteration, enlargement or any change whatsoever.

If this letter of transmittal (or a copy of this letter of transmittal) is signed by the registered Holder of Initial Notes tendered and the certificates for Notes issued in exchange therefore are to be issued (or certificates for any untendered Initial Notes are to be reissued) to the registered Holder, such Holder need not and should not endorse any tendered Initial Notes, nor provide a separate bond power. In any other case, such holder must either properly endorse the Initial Notes tendered or transmit a properly completed separate bond power with this letter of transmittal, with the signature on the endorsement or bond power guaranteed by an Eligible Institution.

If this letter of transmittal (or a copy of this letter of transmittal) is signed by a person other than the registered Holder(s) of the Initial Notes, the Initial Notes surrendered for exchange must be endorsed or accompanied by a properly completed bond power that authorizes such person to tender the Initial Notes on behalf of the registered Holder(s), in either case signed as the name(s) of the registered Holder(s) appear(s) on the Initial Notes. If this letter of transmittal (or a copy of this letter of transmittal) or any Initial Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in fiduciary or representative capacities, such persons should so indicate when signing, and unless waived by Videotron, evidence satisfactory to Videotron of their authority to so act must be submitted with this letter of transmittal.

Endorsements on Initial Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by an Eligible Institution.

Signatures on this letter of transmittal (or a copy of this letter of transmittal) or a notice of withdrawal, as the case may be, must be guaranteed by a member firm of a registered national securities exchange, a member firm of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Exchange Act (an “Eligible Institution”), unless the Initial Notes tendered pursuant hereto are tendered (i) by a registered Holder (including any participant in DTC whose name appears on a security position listing as the owner of Initial Notes) who has not completed the box on page 7 entitled “Special Issuance Instructions” or “Special Delivery Instructions” of this letter of transmittal or (ii) for the account of an Eligible Institution.

4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering Holders should include, in the applicable spaces, the name and address to which Notes or substitute Initial Notes for stated amounts at maturity not tendered or not accepted for exchange are to be sent, if different from the name and address of the person signing this letter of transmittal (or in the case of tender of the Initial Notes through DTC, if different from the account maintained at DTC indicated above). In the case of issuance in a different name, the taxpayer identification number or social security number of the person named must also be provided.

5. TRANSFER TAXES. Videotron shall pay all transfer taxes, if any, applicable to the exchange of Initial Notes pursuant to the Exchange Offer. If, however, certificates representing Exchange Notes, or certificates representing Initial Notes for stated amounts at maturity not tendered or accepted for exchange, are to be delivered to, or are to be issued in the name of, any person other than the registered Holder of the Initial Notes being tendered, or if transfer taxes are imposed for any reason other than the exchange of Initial Notes pursuant to the Exchange Offer, then the amount of any transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Initial Notes listed in this letter of transmittal.

6. TAXPAYER IDENTIFICATION NUMBER. Please refer to Section titled “Important Tax Information” for information about completing an IRS Form W-9 or other appropriate form, as applicable.

FAILURE TO COMPLETE THE ENCLOSED IRS FORM W-9 OR OTHER APPROPRIATE FORM MAY RESULT IN BACKUP WITHHOLDING ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER.

7. AMENDMENT OR WAIVER OF CONDITIONS. Videotron reserves the absolute right to amend, waive or modify, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

8. MUTILATED, LOST, STOLEN OR DESTROYED NOTES. Any Holder whose Initial Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the Exchange Offer, requests for assistance and requests for additional copies of the Prospectus and this letter of transmittal may be directed to the Exchange Agent at the address and telephone number set forth above.

10. NO CONDITIONAL TENDERS. No alternative, conditional or contingent tenders will be accepted. All tendering Holders of Initial Notes, by execution of this letter of transmittal, waive any right to receive notice of the acceptance of their Initial Notes for exchange.

11. WITHDRAWAL OF TENDERS. Tenders of Initial Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

For a withdrawal of a tender of Initial Notes to be effective, a written or facsimile notice of withdrawal must be received by the Exchange Agent at its address set forth above prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person who deposited the Initial Notes to be withdrawn, (ii) identify the Initial Notes to be withdrawn (including the principal amounts of such Initial Notes), (iii) be signed by the Holder in the same manner as the original signature on this letter of transmittal (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the trustee under the Indenture register the transfer of such Initial Notes into the name of the person withdrawing the tender and (iv) specify the name in which any such Initial Notes are to be registered, if different from that of the Holder. If the Holder delivered or otherwise identified certificates representing Initial Notes to the Exchange Agent, then the Holder must submit the serial numbers of the certificates to be withdrawn. If the Initial Notes were tendered as a book-entry transfer, the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Initial Notes and otherwise comply with the procedures of DTC.

12. BENEFICIAL OWNER INSTRUCTIONS. Only a holder of Initial Notes (i.e., a person in whose name Initial Notes are registered on the books of the registrar or, in the case of Initial Notes held through book-entry, such book-entry transfer facility specified by the holder), or the legal representative or attorney-in-fact of a holder, may execute and deliver this letter of transmittal. Any beneficial owner of Initial Notes who wishes to accept the Exchange Offer must arrange promptly for the appropriate holder to execute and deliver this letter of transmittal on his or her behalf through the execution and delivery to the appropriate holder of the “Instructions to Registered Holder from Beneficial Owner” form accompanying this letter of transmittal.

13. DEFINITIONS. Capitalized terms used but not defined in this letter of transmittal shall have the respective meanings set forth in the Prospectus.

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH CERTIFICATES FOR INITIAL NOTES AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

IMPORTANT TAX INFORMATION

Treasury Department Circular 230 Notification

TO ENSURE COMPLIANCE WITH REQUIREMENTS IMPOSED BY THE U.S. TREASURY DEPARTMENT, WE INFORM YOU THAT ANY DISCUSSION OF U.S. TAX MATTERS CONTAINED HEREIN: (I) IS WRITTEN IN CONNECTION WITH THE PROMOTION OR MARKETING BY VIDEOTRON OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN, AND (II) IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED BY ANY TAXPAYER, FOR THE PURPOSE OF AVOIDING U.S. TAX PENALTIES. EACH TAXPAYER SHOULD SEEK ADVICE BASED ON THE TAXPAYER’S PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

The Holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the “IRS”) and backup withholding at a current rate of 28% on payments made pursuant to the Exchange Offer unless the Holder (i) establishes that he, she or it is a corporation or other exempt Holder or (ii) provides an accurate taxpayer identification number on an IRS Form W-9, and makes the appropriate certifications set forth in IRS Form W-9 under penalties of perjury. For further information concerning backup withholding and instructions for completing IRS Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete IRS Form W-9 if the Exchange Notes are held in more than one name), consult the general instructions in IRS Form W-9. Each tendering Holder that is not a U.S. person (as defined in the general instructions in IRS Form W-9, such Holder referred to herein as a “Non-U.S. Holder”) generally must submit a properly completed applicable IRS Form W-8 (rather than an IRS Form W-9), certifying, under penalties of perjury, to such Non-U.S. Holder’s foreign status in order to establish an exemption from backup withholding. An applicable IRS Form W-8 or IRS Form W-9 and instructions to any of these forms may be obtained at the IRS website at http://www.irs.gov. Exempt U.S. Holders should complete and return an IRS Form W-9 or other applicable IRS Form and check the “Exempt payee” box to avoid possible erroneous backup withholding. Backup withholding is not an additional tax. Rather, the amount of backup withholding is treated as an advance payment of a tax liability, and a Holder’s U.S. federal income tax liability will be reduced by the amount of the tax withheld and, if backup withholding results in an overpayment of taxes, a refund may be obtained, provided that the required information is timely furnished to the IRS.

TO PROPERLY COMPLETE THIS LETTER OF TRANSMITTAL, THE HOLDER MUST COMPLETE IRS FORM W-9 OR OTHER APPROPRIATE FORM. FAILURE TO COMPLETE IRS FORM W-9, IRS FORM W-8BEN OR ANOTHER APPROPRIATE FORM MAY RESULT IN BACKUP WITHHOLDING AT THE RATE DESCRIBED ABOVE ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER.

See Form W-9 attached at the end of this letter of transmittal.

IMPORTANT: THIS LETTER OF TRANSMITTAL (TOGETHER WITH CERTIFICATES FOR INITIAL NOTES AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME ON THE EXPIRATION DATE.

(DO NOT WRITE IN SPACE BELOW)

CERTIFICATE SURRENDERED	INITIAL NOTES TENDERED	INITIAL NOTES ACCEPTED
Delivery Prepared by:	Checked by:	Date:

Form W-9 (Rev. December 2011) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.

Name (as shown on your income tax return)
Business name/disregarded entity name, if different from above
Check appropriate box for federal tax classification:
☐ Individual/sole proprietor	☐ C Corporation	☐ S Corporation	☐ Partnership	☐ Trust/estate
☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) ▶					☐ Exempt payee
☐ Other (see instructions) ▶
Address (number, street, and apt. or suite no.)				Requester’s name and address (optional)
City, state, and ZIP code
List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on the “Name” line to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number

	-	-

Employer identification number
-

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. citizen or other U.S. person (defined below).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 4.

Sign Here	Signature of U.S. person ▶	Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

— An individual who is a U.S. citizen or U.S. resident alien,

— A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

— An estate (other than a foreign estate), or

— A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

Cat. No. 10231X	Form W-9 (Rev. 12-2011)

Form W-9 (Rev. 12-2011)	Page 2

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

— The U.S. owner of a disregarded entity and not the entity,

— The U.S. grantor or other owner of a grantor trust and not the trust, and

— The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS a percentage of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

Also see Special rules for partnerships on page 1.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name/disregarded entity name” line.

Partnership, C Corporation, or S Corporation. Enter the entity’s name on the “Name” line and any business, trade, or “doing business as (DBA) name” on the “Business name/disregarded entity name” line.

Disregarded entity. Enter the owner’s name on the “Name” line. The name of the entity entered on the “Name” line should never be a disregarded entity. The name on the “Name” line must be the name shown on the income tax return on which the income will be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a domestic owner, the domestic owner’s name is required to be provided on the “Name” line. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on the “Business name/disregarded entity name” line. If the owner of the disregarded entity is a foreign person, you must complete an appropriate Form W-8.

Note. Check the appropriate box for the federal tax classification of the person whose name is entered on the “Name” line (Individual/sole proprietor, Partnership, C Corporation, S Corporation, Trust/estate).

Limited Liability Company (LLC). If the person identified on the “Name” line is an LLC, check the “Limited liability company” box only and enter the appropriate code for the tax classification in the space provided. If you are an LLC that is treated as a partnership for federal tax purposes, enter “P” for partnership. If you are an LLC that has filed a Form 8832 or a Form 2553 to be taxed as a corporation, enter “C” for C corporation or “S” for S corporation. If you are an LLC that is disregarded as an entity separate from its owner under Regulation section 301.7701-3 (except for employment and excise tax), do not check the LLC box unless the owner of the LLC (required to be identified on the “Name” line) is another LLC that is not disregarded for federal tax purposes. If the LLC is disregarded as an entity separate from its owner, enter the appropriate tax classification of the owner identified on the “Name” line.

Form W-9 (Rev. 12-2011)	Page 3

Other entities. Enter your business name as shown on required federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name/ disregarded entity name” line.

Exempt Payee

If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the “Exempt payee” box in the line following the “Business name/ disregarded entity name,” sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following payees are exempt from backup withholding:

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2. The United States or any of its agencies or instrumentalities,

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6. A corporation,

7. A foreign central bank of issue,

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9. A futures commission merchant registered with the Commodity Futures Trading Commission,

10. A real estate investment trust,

11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

12. A common trust fund operated by a bank under section 584(a),

13. A financial institution,

14. A middleman known in the investment community as a nominee or custodian, or

15. A trust exempt from tax under section 664 or described in section 4947.

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 15.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 9
Broker transactions	Exempt payees 1 through 5 and 7 through 13. Also, C corporations.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 5
Payments over $600 required to be reported and direct sales over $5,000 [1]	Generally, exempt payees 1 through 7 [2]

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2]

However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney, and payments for services paid by a federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on page 2), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, below, and items 4 and 5 on page 4 indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on the “Name” line must sign. Exempt payees, see Exempt Payee on page 3.

Signature requirements. Complete the certification as indicated in items 1 through 3, below, and items 4 and 5 on page 4.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983.

You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

Form W-9 (Rev. 12-2011)	Page 4

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

	For this type of account:	Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5.	Sole proprietorship or disregarded entity owned by an individual	The owner [3]
6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor*
	For this type of account:	Give name and EIN of:
7.	Disregarded entity not owned by an individual	The owner
8.	A valid trust, estate, or pension trust	Legal entity [4]
9.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11.	Partnership or multi-member LLC	The partnership
12.	A broker or registered nominee	The broker or nominee
13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
[2]	Circle the minor’s name and furnish the minor’s SSN.
[3]

You must show your individual name and you may also enter your business or “DBA” name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4]

List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.

*Note.	Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

—  Protect your SSN,

—  Ensure your employer is protecting your SSN, and

—  Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).

Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.